Exhibit 10.18
FIFTEENTH AMENDMENT TO THE
DYNEGY INC. 401(k) SAVINGS PLAN
WHEREAS, Dynegy Inc., a Delaware corporation (“Dynegy”), maintains the Dynegy Inc. 401(k) Savings Plan (the “Plan”) for the benefit of the eligible employees of certain participating companies;
WHEREAS, the Dynegy Inc. Benefit Plans Committee has designated Dynegy Northeast Generation, Inc. as an. “Employer” under the Plan solely for the provision of benefits as described below; and
WHEREAS, Dynegy and its delegates are authorized and empowered to amend the Plan pursuant to Section 16.1 of the Plan.
NOW, THEREFORE, BE IT RESOLVED that the Plan shall be, and hereby is, amended as follows, effective April 3, 2008:
I.
Section 1.1(27) of the Plan is hereby amended by adding the following sentence to the end thereof:
“In addition, notwithstanding any provision of the Plan to the contrary, no individual employed by Dynegy Northeast Generation, Inc., other than an individual who is hired by Dynegy Northeast Generation, Inc. on or after April 3, 2008 and who is covered by that certain Memorandum of Agreement between Dynegy Northeast Generation, Inc. and Local Union 320 of the International Brotherhood of Electrical Workers, dated March 26, 2008 as ratified on April 3, 2008, shall be an ‘Eligible Employee’.”
II.
Section 1.1(32) of the Plan is hereby amended by adding the following sentence to the end thereof:
“Dynegy Northeast Generation, Inc. shall be an ‘Employer’ solely for the purpose of providing benefits under the Plan to Eligible Employees who are hired by Dynegy Northeast Generation, Inc. on or after April 3, 2008 and who are covered by that certain Memorandum of Agreement between Dynegy Northeast Generation, Inc. and Local Union 320 of the International Brotherhood of Electrica Workers, dated March 26, 2008, as ratified on April 3, 2008.”

III.
Except as modified herein, the Plan shall remain in full force and effect.
IN WITNESS WHEREOF, the undersigned has caused this Fifteenth Amendment to the Plan to be executed on the date indicated below, to be effective as provided above.

DYNEGY INC., a Delaware corporation

By:	/s/ Julius Cox Julius Cox, Chairman of the Dynegy Inc.
Benefits Plan Committee
Date: April 28, 2008

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